IDEAL MEDICAL, INC.
                                 Balance Sheet
                            As of December 31, 2003

                                                           Dec 31, 03
                                                          ------------
ASSETS
      Current Assets
          Checking/Savings
              STERLING BANK - MONEY MARKET                    2,361.07
              STERLING BANK - OPERATING                       8,711.89
              STERLING BANK - PAYROLL                        14,954.87
              STERLING BANK 7286                             27,860.91
                                                          ------------
          Total Checking/Savings                             53,888.74

          Accounts Receivable
              ACCOUNTS RECEIVALBES                        1,886,306.22
                                                          ------------
          Total Accounts Receivable                       1,886,306.22

          Other Current Assets
              INVERTORY                                     535,675.44
              PREPAID INSURANCE                               1,990.00
              WORK IN PROCESS                               928,495.98
                                                          ------------
          Total Other Current Assets                      1,466,161.42
                                                          ------------

      Total Current Assets                                3,406,356.38
      Fixed Assets
          AUTOMOBILES
              AUTOMOBILE - ACCUM DEPR                       -22,918.00
              AUTOMOBILE COST                                22,918.00
                                                          ------------
          Total AUTOMOBILES                                       0.00

          COMPUTERS
              COMPUTER - ACCUM DEPR                         -29,942.64
              COMPUTER COST                                  29,942.64
                                                          ------------
          Total COMPUTERS                                         0.00

          FURNITURE AND FIXTURES
              FURNITURE AND FIXTURES - ACCUM                -51,166.36
              FURNITURE AND FIXTURES - COST                  56,549.17
                                                          ------------
          Total FURNITURE AND FIXTURES                        5,382.81

          OFFICE EQUIPMENT
              OFFICE EQUIPMENT - ACCUM DEPR                 -83,770.00
              OFFICE EQUIPMENT - COST                        83,770.00
                                                          ------------
          Total OFFICE EQUIPMENT                                  0.00
                                                          ------------

      Total Fixed Assets                                      5,382.81
                                                          ------------

TOTAL ASSETS                                              3,411,739.19
                                                          ============
LIABILITIES & EQUITY
      Liabilities
          Current Liabilities
              Accounts Payable
                  ACCOUNTS PAYABLES                       1,131,804.88
                                                          ------------
              Total Accounts Payable                      1,131,804.88
              Other Current Liabilities
                  HEALT INSURANCE                             2,066.98
                  PAYROLL LIABILITY                           4,157.16
                  SALES TAX PAYABLE                           6,971.24
                                                          ------------
              Total Other Current Liabilities                13,195.38
                                                          ------------

          Total Current Liabilities                       1,145,000.26

          Long Term Liabilities
              NOTES PAYABLE - A BUFFA                       230,123.00
              NP STERLING # 110899018                       361,268.08
              NP STERLING # 90902037                        117,107.88
              NP STERLING # 91503064                         36,849.29
                                                          ------------
          Total Long Term Liabilities                       745,348.25
                                                          ------------

      Total Liabilities                                   1,890,348.51
      Equity
          CAPITAL STOCK
              COMMON STOCK                                    1,000.00
              PAID IN CAPITAL                                44,266.00
                                                          ------------
          Total CAPITAL STOCK                                45,266.00

          RETAINED EARNINGS                               1,247,201.59
          Net Income                                        228,923.09
                                                          ------------
      Total Equity                                        1,521,390.68
                                                          ------------

TOTAL LIABILITIES & EQUITY                                3,411,739.19
                                                          ============

                               IDEAL MEDICAL, INC.
                                  Profit & Loss
                          January through December 2003

                                                          Jan - Dec 03
                                                          ------------
      Ordinary Income/Expense
              Income
                  CONSULTING INCOME                          27,125.00
                  REIMBURSED EXPENSES                           257.65
                  SALES - EQUIPMENT                       2,148,471.87
                                                          ------------
              Total Income                                2,175,854.52

              Cost of Goods Sold
                  COGS - EQUIPMENT                        1,515,810.22
                  COGS - FREIGHT AND DELIVERY                14,424.90
                  COGS - INSTALL SUB CONTRACTOR              39,668.67
                                                          ------------
              Total COGS                                  1,569,903.79
                                                          ------------

          Gross Profit                                      605,950.73

              Expense
                  ADVERTISING                                 5,503.78
                  AUTOMOBILE EXPENSE                          3,801.30
                  BANK SERVICE CHARGES                        3,172.59
                  COMPUTER SUPPLIES                           2,580.19
                  DUES AND SUBSCRIPTION                       4,669.60
                  EDUCATION EXPENSES                          1,299.00
                  EQUIPMENT RENTAL                               26.80
                  EQUIPMENT REPAIRS                             149.95
                  INSURANCE
                      HEALTH INSURANCE                       11,511.43
                      LIFE INSURANCE                            141.50
                                                          ------------
                  Total INSURANCE                            11,652.93

                  INTEREST EXPENSE                           20,458.96
                  LICENSES AND PERMITS                          150.00
                  OFFICE SUPPLIES                             8,387.98
                  PAYROLL EXPENSE
                      EMPLAYEES SALARY                      140,821.01
                      OFFICER SALARY                         53,125.00
                                                          ------------
                  Total PAYROLL EXPENSE                     193,946.01

                  POSTAGE AND DELIVERY                        1,292.70
                  PROFESSIONAL FEES
                      ACCOUNTING                              3,412.82
                      LEGAL FEES                             15,276.25
                                                          ------------
                  Total PROFESSIONAL FEES                    18,689.07

                  RENT                                       23,284.35
                  TAXES
                      PAYROLL                                16,193.45
                      PROPERTY                                   45.90
                      STATE                                   6,014.29
                                                          ------------
                  Total TAXES                                22,253.64

                  TELEPHONE                                  11,996.43
                  TRAVEL AND ENTERTAINMENT
                      MEALS                                   4,918.10
                      TRAVEL                                 30,427.00
                                                          ------------
                  Total TRAVEL AND ENTERTAINMENT             35,345.10
                                                          ------------

              Total Expense                                 368,660.38
                                                          ------------

      Net Ordinary Income                                   237,290.35

      Other Income/Expense
          Other Income
              INTEREST INCOME                                    58.10
              OTHER INCOME                                    1,466.70
                                                          ------------
          Total Other Income                                  1,524.80

          Other Expense
              OTHER EXPENSES                                  9,892.06
                                                          ------------
          Total Other Expense                                 9,892.06
                                                          ------------

      Net Other Income                                       -8,367.26
                                                          ------------

Net Income                                                  228,923.09
                                                          ============

                              IDEAL MEDICAL, INC.
                                 Balance Sheet
                            As of December 31, 2004

                                                           Dec 31, 04
                                                          ------------
ASSETS
      Current Assets
          Checking/Savings
              BANK OF AMERICA - 1727                         95,008.76
              BANK OF AMERICA - 3879                          1,867.25
              STERLING BANK - MONEY MARKET                      116.40
              STERLING BANK - OPERATING                      12,410.10
              STERLING BANK 7286                            124,362.47
                                                          ------------
          Total Checking/Savings                            233,764.98

          Accounts Receivable
              ACCOUNTS RECEIVALBES                          428,957.28
                                                          ------------
          Total Accounts Receivable                         428,957.28

          Other Current Assets
              INVERTORY                                     588,927.32
              PREPAID INSURANCE                               1,990.00
              WORK IN PROCESS                               833,495.98
                                                          ------------
          Total Other Current Assets                      1,424,413.30
                                                          ------------

      Total Current Assets                                2,087,135.56
      Fixed Assets
          AUTOMOBILES
              AUTOMOBILE - ACCUM DEPR                       -22,918.00
              AUTOMOBILE COST                                22,918.00
                                                          ------------
          Total AUTOMOBILES                                       0.00

          COMPUTERS
              COMPUTER - ACCUM DEPR                         -29,942.64
              COMPUTER COST                                  29,942.64
                                                          ------------
          Total COMPUTERS                                         0.00

          FURNITURE AND FIXTURES
              FURNITURE AND FIXTURES - ACCUM                -56,549.17
              FURNITURE AND FIXTURES - COST                  56,549.17
                                                          ------------
          Total FURNITURE AND FIXTURES                            0.00

          OFFICE EQUIPMENT
              OFFICE EQUIPMENT - ACCUM DEPR                 -83,770.00
              OFFICE EQUIPMENT - COST                        83,770.00
                                                          ------------
          Total OFFICE EQUIPMENT                                  0.00

          SOFTWARE
              SOFTWARE - ACCUM DEPR                        -102,000.00
              SOFTWARE - COST                             3,000,000.00
                                                          ------------
          Total SOFTWARE                                  2,898,000.00
                                                          ------------

      Total Fixed Assets                                  2,898,000.00
                                                          ------------

TOTAL ASSETS                                              4,985,135.56
                                                          ============

LIABILITIES & EQUITY
      Liabilities
          Current Liabilities
              Accounts Payable
                  ACCOUNTS PAYABLES                          76,962.03
                                                          ------------
              Total Accounts Payable                         76,962.03
              Other Current Liabilities
                  HEALT INSURANCE                             2,309.89
                  PAYROLL LIABILITY                           1,960.88
                  SALES TAX PAYABLE                           7,350.16
                                                          ------------
              Total Other Current Liabilities                11,620.93
                                                          ------------
          Total Current Liabilities                          88,582.96
          Long Term Liabilities
              NP STERLING # 110899018                       314,378.74
              NP STERLING # 90902037                         50,323.82
              NP STERLING # 91503064                         20,658.10
                                                          ------------
          Total Long Term Liabilities                       385,360.66
                                                          ------------

      Total Liabilities                                     473,943.62
      Equity
          CAPITAL STOCK
              COMMON STOCK                                3,001,000.00
              PAID IN CAPITAL                                44,266.00
                                                          ------------
          Total CAPITAL STOCK                             3,045,266.00

          RETAINED EARNINGS                               1,476,124.68
          Net Income                                        -10,198.74
                                                          ------------
      Total Equity                                        4,511,191.94
                                                          ------------

TOTAL LIABILITIES & EQUITY                                4,985,135.56
                                                          ============

                               IDEAL MEDICAL, INC.
                                  Profit & Loss
                          January through December 2004

                                                          Jan - Dec 04
                                                          ------------
      Ordinary Income/Expense
              Income
                  CONSULTING INCOME                         102,296.40
                  SALES - EQUIPMENT                       2,205,412.33
                                                          ------------
              Total Income                                2,307,708.73

              Cost of Goods Sold
                  COGS - EQUIPMENT                        1,858,433.02
                  COGS - FREIGHT AND DELIVERY                 5,438.11
                  COGS - INSTALL SUB CONTRACTOR              70,352.54
                                                          ------------
              Total COGS                                  1,934,223.67
                                                          ------------

          Gross Profit                                      373,485.06
              Expense
                  ADVERTISING                                 8,993.67
                  AUTOMOBILE EXPENSE                         11,660.46
                  BANK SERVICE CHARGES                        8,914.07
                  DEPRECIATION EXPENSE                      107,382.81
                  DUES AND SUBSCRIPTION                         239.85
                  EQUIPMENT RENTAL                              257.00
                  INSURANCE
                      HEALTH INSURANCE                        3,578.19
                      LIFE INSURANCE                            149.00
                                                          ------------
                  Total INSURANCE                             3,727.19

                  INTEREST EXPENSE                            4,449.41
                  LICENSES AND PERMITS                        2,030.00
                  MISCELLANEOUS                                   0.00
                  OFFICE SUPPLIES                            11,522.58
                  PAYROLL EXPENSE
                      EMPLAYEES SALARY                       92,245.07
                      OFFICER SALARY                         53,950.00
                                                          ------------
                  Total PAYROLL EXPENSE                     146,195.07

                  POSTAGE AND DELIVERY                        2,984.20
                  PROFESSIONAL FEES
                      ACCOUNTING                              1,375.95
                      LEGAL FEES                             20,500.00
                                                          ------------
                  Total PROFESSIONAL FEES                    21,875.95

                  RENT                                       13,130.00
                  TAXES
                      PAYROLL                                 1,352.47
                      PROPERTY                               17,523.37
                      STATE                                   1,153.42
                                                          ------------
                  Total TAXES                                20,029.26

                  TELEPHONE                                   6,932.47
                  TRAVEL AND ENTERTAINMENT
                      MEALS                                   2,351.06
                      TRAVEL                                  8,200.71
                                                          ------------
                  Total TRAVEL AND ENTERTAINMENT             10,551.77
                                                          ------------

              Total Expense                                 380,875.76
                                                          ------------

      Net Ordinary Income                                    -7,390.70
      Other Income/Expense
          Other Income
              OTHER INCOME                                       70.84
                                                          ------------
          Total Other Income                                     70.84
          Other Expense
              OTHER EXPENSES                                  2,878.88
                                                          ------------
          Total Other Expense                                 2,878.88
                                                          ------------

      Net Other Income                                       -2,808.04
                                                          ------------

Net Income                                                  -10,198.74
                                                          ============